BLACKROCK FUNDSSM

BlackRock Short Obligations Fund

BlackRock Ultra-Short Obligations Fund

(the “Funds”)

Supplement Dated December 19, 2013 to the

Statement of Additional Information dated November 27, 2013

Effective March 25, 2014, the following changes are made to the Funds’ Statement of Additional Information:

The first restriction under “PART I: INFORMATION ABOUT BLACKROCK SHORT OBLIGATIONS FUND AND BLACKROCK ULTRA-SHORT OBLIGATIONS FUND — II. Investment Restrictions” is deleted in its entirety and replaced with the following:

1.	Concentrate its investments in a particular industry, as that term is used in the Investment Company Act

Shareholders should retain this Supplement for future reference.

SAI-SOUSO-1213SUP